UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

(Name of Registrant as Specified in its Charter)

_______________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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633 Seventeenth Street, Suite 1645
Denver, Colorado 80202
(303) 296-3076
_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, September 22, 2011
_______________________
Dear Stockholder,

We are pleased to invite you to attend the Annual Meeting of Stockholders of Earthstone Energy, Inc. (“Earthstone”), which will be held at 2:00 p.m. MST on Thursday, September 22, 2011, at 621 Seventeenth Street, Suite 1120, Denver, Colorado 80202, and any postponements or adjournments thereof (the “Annual Meeting”).  The primary business of the Annual Meeting will be:

1.	To elect Richard K. Rodgers and Andrew P. Calerich to the Board of Directors of Earthstone Energy, Inc. to each serve a term of three years as a Class II Director;

2.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accounting firm for Earthstone Energy, Inc. for the current fiscal year;

3.	To approve the adoption of Earthstone Energy, Inc.’s 2011 Equity Incentive Compensation Plan; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.  Only Stockholders of record at the close of business on August 5, 2011, the record date fixed by the Board, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.

This Notice, the accompanying Proxy Statement and our 2011 Annual Report are available on the Internet at www.EarthstoneEnergy.com/2011_Meeting.php.  Additionally, and in accordance with the U.S. Securities and Exchange Commission rules, you may access these materials at the above website in accordance with a notice of the availability of proxy materials.  All Stockholders who wish to receive a paper copy of the proxy materials by mail for voting shares must request such materials by calling 1-877-271-0548.  There is no charge to you for requesting a copy.  Please make your request for a copy on or before August 22, 2011 to facilitate timely delivery.

Your vote is important.  All Stockholders are cordially invited to attend the meeting.  Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible.  You may also choose to vote by Proxy over the Internet or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the Proxy Card or the provided voting instructions.

Sincerely,
July 28, 2011
Denver, Colorado	/s/ Ray Singleton
Ray Singleton
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, SEPTEMBER 22, 2011.

This notice, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended March 31, 2011, are available on our website: www.EarthstoneEnergy.com/2011_Meeting.php.

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TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS	1
Security Ownership of Directors and Officers	2
PROPOSALS AND BOARD RECOMMENDATION	2
Votes Required	3
SOLICITATION OF PROXIES	3
ADVISE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK	3
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS	4
HOW TO VOTE	4
How to Vote Your Shares Without Attending the Annual Meeting in Person	4
How to Vote Your Shares By Attending the Annual Meeting in Person	5
Revocation of Proxy	5
How to Change Your Vote	5
How Proxies Will Be Voted	5
Stockholders with the Same Last Name and Address	5
Interest of Certain Persons in Matters to Be Acted Upon	6
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	6
Nominees	6
Required Vote; Recommendation of the Board	7
Continuing Members of the Board	8
THE BOARD OF DIRECTORS AND ITS COMMITTEES	8
General	8
Board Independence	9
Board Leadership and Risk Oversight	9
Committees of the Board	9
Director Qualifications and Nomination Process	10
Code of Business Conduct and Ethics	11
Director Compensation	11
EXECUTIVE COMPENSATION	12
General	13
Executive Officers	13
Compensation Components	13
Summary Compensation Table	14
Financial Consulting Agreement	14
Performance Bonus Plan	14
Oil and Gas Incentive Compensation Plan	16
401(k) Plan	16
Potential Payments upon Termination or Change of Control	16
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	16
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	16
PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	16
Auditor Fees	17
Pre-Approval Policy and Procedures	17
Report of the Audit Committee	17
Required Vote; Recommendation of the Board	18
PROPOSAL NO. 3 - ADOPTION OF 2011 EQUITY INCENTIVE COMPENSATION PLAN	18
Historical Equity Compensation	18
Equity Philosophy	18
Summary of Material Features of the Plan	19
Available Shares	19
Persons Eligible to Participate	19
Administration	19
Types of Awards	19
Transferability	20
Change of Control	20
Termination, Death, Disability and Retirement	20
Adjustments Upon Changes in Capitalization or Reorganization	20
Amendment or Termination of the Plan and Amendment of Awards	20
New Plan Benefits	20
Federal Income Tax Consequences of the Plan	20
Withholding for Taxes	21
Additional Tax Consequences	21
Required Vote; Recommendation of the Board	21
STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING	21
ADDITIONAL STOCKHOLDER INFORMATION	22
Annual Report	22
Other Business	22

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633 Seventeenth Street, Suite 1645
Denver, Colorado 80202
(303) 296-3076

_______________________

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be held on September 22, 2011
_______________________

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished by the Board of Directors of Earthstone Energy, Inc. (“Earthstone”) to holders of shares of Earthstone’s Common Stock, par value $0.001 per share (the “Common Stock”), in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of Earthstone to be held at 2:00 p.m. MST on Thursday, September 22, 2011, at 621 Seventeenth Street, Suite 1120 Denver, Colorado 80202, or at any postponements or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement.  Similar instructions are included on the enclosed Proxy Card.  This Proxy Statement is available on the Internet at www.EarthstoneEnergy.com/2011_Meeting.php.

A notice of Internet availability as well as information for voting related to the Annual Meeting will be mailed to existing Stockholders as of the record date no later than August 12, 2011.  This Proxy Statement and our Annual Report will be made available to Stockholders on our website on July 29, 2011.

Record Date

The Board has fixed the close of business on August 5, 2011, as the Record Date for the purpose of determining Stockholders of Earthstone entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  At the close of business on the Record Date, Earthstone had 1,712,912 outstanding shares of Common Stock and no outstanding shares of preferred stock.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

As set forth below, on the Record Date members of Earthstone’s Directors and officers are the record and beneficial owners of a total of 487,004 shares (approximately 28%) of Earthstone’s outstanding Common Stock.  It is management’s intention to vote all of its shares in favor of each matter to be considered by the Stockholders.

Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them.  The percentage of beneficial ownership for the table below is based on the shares of Common Stock outstanding as of the Record Date.

Based solely upon a review of ownership filings made with the SEC, we are not aware of any beneficial owners of more than 5% of our Common Stock as of the Record Date other than Mr. Ray Singleton, Chairman of the Board, President and Chief Executive Officer of the Company.  Mr. Singleton is included in the table below.

Security Ownership of Directors and Officers

The following table contains information about the beneficial ownership of the Common Stock as of July 27, 2011 by:

•	each of our Directors, including the Board’s nominees for re-election;
•	each executive officer named in the Summary Compensation Table; and
•	all Directors and current executive officers as a group.

Name of Beneficial Owner ¹	Amount and Nature of Beneficial Ownership		Percent of Class (%) 2

Ray Singleton	450,593		26%
Jim Poage	—		—
Richard Rodgers	16,597	3,5	1%
Monroe Robertson	17,187	3,5	1%
Andrew Calerich	2,627	4,5	*

Total for all officers and Directors (five individuals)	487,004		28%

*	The percentage of Common Stock beneficially owned is less than 1%.

¹	The address of each of these persons is c/o Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.

2	Based on 1,712,912 shares of Common Stock outstanding at the close of business on July 27, 2011.

3
Effected for the 1-for-10 reverse stock split that occurred in January 2011, each of Messrs. Rodgers and Robertson was granted 2,274 shares of Restricted Stock on April 1, 2007, 3,606 shares on April 1, 2008, 4,491 shares on April 1, 2009, and 4,359 shares on April 1, 2010.  All of these shares were granted subject to restrictions on the sale of such shares, which lapse in equal annual installments over a three-year period and are subject to forfeiture.  Each has the power to vote such shares.

4
Mr. Calerich was granted 552 shares of Restricted Stock at the time that he joined the Board of Directors in January 2011.  Though these shares were granted subject to restrictions on the sale of such shares, which lapse in equal annual installments over a three-year period, the shares possess the power to vote.

5
Each of Messrs. Rodgers, Robertson, and Calerich was granted 1,867 votable shares of Restricted Stock on April 1, 2011.  The restriction lapses on these shares in equal installments over a three-year period.

PROPOSALS AND BOARD RECOMMENDATION

At the Annual Meeting of Stockholders, we will consider and act on the following items of business:

Proposal No. 1 - Election of Directors.  Stockholders will be asked to elect Richard K. Rodgers and Andrew P. Calerich, each as a Class II Director of Earthstone.  If Proposal No. 1 is approved, the Directors elected to Class II would each serve a term of three years expiring at the Annual Meeting of Stockholders in 2014.

Proposal No. 2 - Ratification of Appointment of Auditors.  Stockholders will be asked to ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for the current fiscal year.

Proposal No. 3 – Adoption of the 2011 Equity Incentive Compensation Plan.  Stockholders will be asked to vote on a proposal to adopt the Earthstone Energy, Inc. 2011 Equity Incentive Compensation Plan.

We are not aware of any other matter that may be brought before the meeting.  However, if other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of each director (Proposal No. 1), FOR the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2012, (Proposal No. 2), and FOR the adoption of the 2011 Equity Incentive Compensation Plan (Proposal No. 3).

Votes Required

Under the State of Delaware Corporation Law and the Bylaws of Earthstone Energy, Inc., a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.  Holders of Common Stock are entitled to one vote for each share held.  There is no cumulative voting.

The Directors standing for election (Proposal No. 1) must be elected by a plurality of the votes cast, meaning that the number of votes cast “for” a director must exceed the number of votes cast “against” that director in order for the director to be elected.  Abstentions will not be counted as votes cast for or against the director and broker non-votes will have no effect on this proposal. The ratification of the appointment of Earthstone’s independent registered public accounting firm (Proposal No. 2) and approval of the 2011 Equity Incentive Compensation Plan (Proposal No. 3) must be approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote.  The total vote cast on Proposal No. 3 must represent a majority of shares present and entitled to vote on the proposal, net of broker non-votes, as NASDAQ National Market takes the position that a broker non-vote for equity compensation plans is counted as present for a quorum, though not considered a share “entitled to vote.”

With respect to the vote on the frequency of the advisory vote on the overall compensation of the Company’s named executive officers, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s Stockholders.

The other matters submitted for Stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the subject matter.

SOLICITATION OF PROXIES

The accompanying Proxy is solicited on behalf of Earthstone by its Board of Directors.  First American Stock Transfer, Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $8,000.  The cost of solicitation will be borne by Earthstone.  Following the availability of the proxies and soliciting materials, Directors, officers and employees of Earthstone may solicit proxies by mail, telephone, facsimile, email or other reasonable means.  Earthstone may request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of Earthstone and to request authority for the exercise of proxies.  In such cases, Earthstone will reimburse such holders for their reasonable expenses.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF EARTHSTONE, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “Beneficial Stockholders”) should note that only proxies submitted by Stockholders whose names appear on the records of Earthstone as the registered holders of shares of Common Stock can be recognized and acted upon at our annual meeting.  If shares of Common Stock are listed in an account statement provided to a Stockholder by a broker, then in almost all cases those shares of Common Stock will not be registered in the Stockholder’s name on the records of Earthstone and are most likely registered under the names of the Stockholder’s broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms).  Beneficial Stockholders should ensure that instructions respecting the voting of their shares of Common Stock with respect to the election of Directors are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of Stockholders’ meetings, unless the Beneficial Stockholders have waived the right to receive meeting materials.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of Common Stock are voted at our annual meeting.  The Form of Proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered Stockholders by Earthstone.  However, its purpose is limited to instructing the registered Stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder.

The majority of brokers will delegate responsibility for obtaining instructions from clients to First American Stock Transfer,  Inc. (“FAST”).  Upon request, FAST will mail the Proxy forms to the Beneficial Stockholders with instructions to the Beneficial Stockholders to return the Proxy card to FAST.  FAST will tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting.  A Beneficial Stockholder receiving a FAST Proxy cannot use that Proxy to vote shares of Common Stock directly at Earthstone’s Annual Meeting of Stockholders: the Proxy card must be returned to FAST by August 22, 2011 in order to have the shares of Common Stock voted.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal Proxy card which would enable the Beneficial Stockholder to attend Earthstone’s Annual Meeting of Stockholders and vote his or her shares of Common Stock at the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Earthstone is pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet.  As a result, Earthstone is mailing to the majority of its Stockholders a notice about the Internet availability of the proxy materials instead of mailing a paper copy of the proxy materials.  All Stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail.  Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice.  See below for details.

The notice that you receive in the mail will come in one of two forms, depending on how you hold your shares of Earthstone.   If your shares are held in a brokerage account, or by a trustee or other nominee, you are considered the "beneficial owner" of those shares and you will receive a document titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS" for the annual meeting of Stockholders to be held on September 22, 2011, from your broker.  If your shares are registered directly in your name with our transfer agent, you are considered the "Stockholder of record" and you will receive a document from our transfer agent, First American Stock Transfer, Inc., titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS."  In either case, instructions on how to access the proxy materials over the Internet and to request paper copies may be found on the notice.  Our proxy materials may also be accessed on our website: www.EarthstoneEnergy.com/2011_Meeting.php.

HOW TO VOTE

How to Vote Your Shares Without Attending the Annual Meeting in Person

Whether you hold shares directly as a Stockholder of record, or beneficially in "street name," you may direct how your shares are voted without attending the annual meeting.  If you are a Stockholder of record, you may vote by submitting a Proxy; and if you hold your shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee, or nominee.  There are two ways to vote by Proxy and voting instruction card:

• By Internet – Stockholders who received a notice about the Internet availability of the proxy materials may submit their Proxy over the Internet by following the instructions on the notice.  Stockholders who have received a paper copy of a Proxy Card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the Proxy Card or voting instruction card.

• By Mail – Stockholders who have received a paper copy of a Proxy Card or voting instruction card by mail may submit proxies by completing, signing, and dating their Proxy Card or voting instruction Card and mailing it in the accompanying pre-addressed envelope.

If you provide specific voting instructions, your shares will be voted as you instruct.  If you hold your shares directly and you sign the Proxy Card but do not provide instructions or if you do not make specific Internet voting choices, your shares will be voted "FOR" the election of the Class II Director nominees, "FOR" the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman, PC ("EKS&H") as our independent registered public accounting firm for the year ending March 31, 2012, and “FOR” the adoption of the Earthstone Energy Inc. 2011 Equity Incentive Compensation Plan.

If you sign the Proxy Card of your broker, trustee, or other nominee, but do not provide instructions, or if you do not make specific Internet voting choices, your shares will not be voted unless your broker, trustee, or other nominee has discretionary authority to vote.  When a broker, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a "broker non-vote."  Brokers who are members of the NYSE have discretionary authority to vote the shares of a beneficial owner in the ratification of EKS&H as our independent registered public accounting firm, but such brokers are not empowered to vote for the election of the Class II Directors or the adoption of the Earthstone Energy Inc. 2011 Equity Incentive Compensation Plan in the absence of specific instructions from the beneficial owner.

How to Vote Your Shares by Attending the Annual Meeting in Person

Shares held in your name as the Stockholder of record may be voted in person at the annual meeting.  Shares for which you are the beneficial owner but not the Stockholder of record may be voted in person at the Annual Meeting only if you obtain a "legal proxy" from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Annual Meeting, we recommend that you also vote by Proxy as described above so that your vote will be counted if you are unable to attend the meeting.

Revocation of Proxy

Any Proxy delivered in the accompanying form or executed on the Internet may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202, at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date, or by the attendance and vote of such person at the Annual Meeting.  Attendance at the Annual Meeting will not by itself revoke your Proxy.

How to Change Your Vote

You can change your vote at any time before it is voted at the Annual Meeting (i) by re-submitting your vote on the Internet, (ii) by sending a written notice of revocation to the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202, or (iii) by attending the Annual Meeting and voting in person.

How Proxies Will Be Voted

Proxies received by the Board and duly executed will be voted at the Annual Meeting as specified therein by the person giving the Proxy.  If the Proxy received by Earthstone is duly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board.  Additionally, broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A broker non-vote occurs when a nominee holding shares for a beneficial owner is not able to vote on a proposal, because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

All shares represented by valid Proxy will be voted at the discretion of the Proxy holders on any matters not specifically named herein that may otherwise properly come before the Annual Meeting.  The Board, however, is not aware of any matters to be considered at the Annual Meeting at this time other than those specified in the Notice of Annual Meeting of Stockholders.

Stockholders with the Same Last Name and Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.”  Under this procedure, multiple Stockholders who reside at the same address may receive a single copy of our Notice of Internet Availability or the annual report and proxy materials, unless the affected Stockholder has provided contrary instructions.  This procedure reduces printing costs and postage fees, and saves natural resources.

If you received a household mailing this year and you would like to have additional copies mailed to you, please submit your request in writing to our transfer agent, First American Stock Transfer, Inc., Shareowner Services, Re: Householding/Earthstone, 4747 N 7th Street, Suite 170 Phoenix, AZ  85014, or by calling (602) 485-1346.  Similarly, you may also contact our transfer agent if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

If you are a Stockholder of record (your shares are in your name and not held in a brokerage account) and you would like to opt out of householding for future mailings, please submit your request in writing to First American Stock Transfer, Inc., Shareowner Services, Re: Householding/Earthstone, 4747 N 7th Street, Suite 170 Phoenix, AZ  85014, or by calling (602) 485-1346.

If you hold your shares in “street name,” (your shares are held in a brokerage account), you may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to First American Stock Transfer, Inc., 4747 N 7th Street, Suite 170, Phoenix, Arizona 85014.

Interest of Certain Persons in Matters to Be Acted Upon

No person who was a Director or executive officer of Earthstone at any time since the beginning of Earthstone’s last completed fiscal year, no person who is a proposed nominee for election as a Class II Director of Earthstone and no associate of any such Director, executive officer or proposed nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than the interest of the Class II Director nominee in his own respective election.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Earthstone’s Certificate of Incorporation provides that the number of Directors of Earthstone shall be fixed by Earthstone’s Bylaws, but shall not be less than three nor more than nine.  Our Bylaws state that the members of the Board shall be divided into three classes, Class I, Class II and Class III, whose terms of office expire in different years in annual succession.  During the Annual Meeting of Stockholders in 2009, Ray Singleton, Richard K. Rodgers and Monroe W. Robertson were elected as Class I, Class II and Class III Directors, respectively.  The term of the named Class II Director will expire at the 2011 Annual Meeting of Stockholders, with the terms of the Class III and Class I Directors expiring at the Annual Meetings of Stockholders in 2012 and 2013, respectively.

Based on recommendation from the Nominating Committee, the Board nominated Richard K. Rodgers to stand for re-election as a Class II Director and Andrew P. Calerich to stand for election as a Class II Director, having been appointed to the Board in January 2011.  The Class II Director nominees will be elected for a three year term, to hold office until the Annual Meeting of Stockholders in 2014 and until a successor is elected and qualified or until earlier resignation or removal.  Both Messrs. Rodgers and Calerich have indicated that each will be available to serve as Director.

Unless directed to the contrary, the Proxy holders, appointed herein, intend to vote for the election to the Board of the Class II nominees named below.  However, if a nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the remaining Board members, the Proxy holders, in their discretion, intend to vote for such other nominee.

The Proxy holders, who have been so designated by the Board, will vote “FOR” the election of the Class II nominees unless otherwise instructed in the Proxy.

Information concerning the Class II nominees are set forth below:

Class II Nominee – Term Expiring at the Annual Meeting of Stockholders in 2014

The following sets forth the name and age of the nominee for election to the Board, his respective principal occupation or employment during the past several years, and the period during which each has previously served as a Director of Earthstone:

Richard K. Rodgers (51) has been a Director of Earthstone and member of the Audit Committee since December 2006.  Mr. Rodgers has extensive experience and knowledge in banking, corporate finance, capital markets and business processes, all of which bring important perspectives on the issues, financial requirements and needs facing Earthstone.

Mr. Rodgers currently serves as Vice President of Commercial Lending at Mountain View Bank of Commerce in Westminster, Colorado.  Mr. Rodgers has provided Denver and its surrounding communities with banking services across multiple industries and is sought out as a trusted advisor to clients and other community professionals to provide advice and counsel on complex commercial banking and business issues.

During the past fourteen years, Mr. Rodgers has been in the employ of several Denver area banks, including U.S. Bank, Key Bank, Guaranty Bank & Trust Company and Colorado Capital Bank.  As President, he was responsible for start-up operations of Colorado Capital Bank’s Cherry Creek branch office, including obtaining financing for the bank.  He also served as a member of the Board of Directors of Colorado Capital Bank.  When not serving as an employee of an individual bank, Mr. Rodgers was providing business development, problem solving, planning and financial consulting services to various banking and business development clients.

Prior to establishing a career in banking, Mr. Rodgers entrepreneurial ingenuity was present in his role as founder and Chief Executive Officer of three small businesses.  This operational experience affords him the business, leadership and management experience to add value the Board of Earthstone.  In light of the foregoing, Mr. Rodgers is qualified to analyze the financial and operational aspects of the Company as well as to advise and, if necessary and appropriate, challenge management with respect to the Company’s operations, strategy, expenditures, and liquidity.

A graduate of the University of Denver, Mr. Rodgers has both Bachelor’s and Master’s degrees in International Business.  He is currently attending the Graduate School of Banking at the University of Colorado at Boulder and is expecting to complete the program this year.

Andrew P. Calerich (47) joined Earthstone’s Board of Directors and Audit Committee in January.  Mr. Calerich has over twenty years of public company upstream oil and gas experience in a variety of capacities for various companies.  His in depth familiarity with the industry is advantageous to Earthstone.

Currently, Mr. Calerich is on sabbatical from full time employment.  Until American Oil & Gas Inc. completed its merger with Hess Investment Corp. this past December, Mr. Calerich held various positions, including Chief Financial Officer, President and Director, at the publicly traded independent oil and gas operator focused on the acquisition, development, exploitation, exploration and production of oil and natural gas properties.  During his seven and a half year tenure at American, Mr. Calerich raised in excess of $60 million of capital through equity offerings, negotiated credit facilities, and successfully completed several acreage acquisitions and divestitures,

From 1997 to 2003, Mr. Calerich served as Vice President and Chief Financial Officer for PYR Energy Corporation, a then development stage publicly traded independent oil and gas exploration and production company.  From 1993 to 1997, he was a business consultant specializing in accounting and finance for public and private oil and gas producers in Denver.  From 1990 to 1993, Mr. Calerich was employed as corporate Controller of Tipperary Corporation, an independent energy company focused on the exploration for, and production of, coalbed methane gas, conventional natural gas and crude oil.  Mr. Calerich began his professional career in public accounting with Arthur Andersen & Co. in Denver, where he served a number of oil and gas clients.

Mr. Calerich’s senior leadership experience, oil and gas industry experience, and public accounting background provide a strong foundation to assist the Board of Directors with regard to the many challenges and complex issues facing the Company, enabling him to counsel management with respect to business strategy, operational opportunities, and financial, accounting and reporting activities.  His expertise in the areas of evaluating, acquiring and managing mineral leases as well as our exploration prospects is invaluable to the Company.

Mr. Calerich holds an inactive Certified Public Accountant license and earned B.S. degrees in both Accounting and Business Administration at Regis College, in Denver.

Each nominee brings a unique set of skills to Earthstone’s Board of Directors.  The Board of Directors believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management, marketing and corporate governance that are necessary to effectively oversee our company.  Set forth below are the conclusions reached by the Board as to why each nominee is qualified for service as a Director of our company.

Required Vote; Recommendation of the Board

Director(s) are elected by a plurality of the votes cast by the holders of the Common Stock entitled to vote in a meeting at which a quorum is present.  “Plurality” means that the individual(s) who receive the largest number of votes cast are elected as Director(s), up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions or otherwise) have no impact in the election of Director(s), except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

The election of Directors will be accomplished by determining the nominees receiving the highest total votes for the open Board of Director positions.  You may vote “FOR” each nominee or you may withhold authority to vote for a nominee.  Unless you properly mark your Proxy to withhold your vote for a nominee, your Proxy will be voted FOR the Director nominees named in this Proxy Statement.

The Board unanimously recommends that Earthstone’s Stockholders vote FOR the election of both Richard K. Rodgers and Andrew P. Calerich.

Continuing Members of the Board

The following sets forth, for each of our other Directors who will hold office following the Annual Meeting, the name and age of such continuing Director, his respective principal occupation or employment during the past five or more years, and the period during which such Director has previously served as a Director of Earthstone:

Class I Director – Term Expiring at the Annual Meeting of Stockholders in 2013

Ray Singleton (60) has been a Director of Earthstone since July 1989 and President and Chief Executive Officer of the Company since March 1993.  Mr. Singleton joined Earthstone in June 1988 as Production Manager/Petroleum Engineer.  In October 1989, he was elected Vice President.  His relationship with the Company began as a consultant, wherein he was retained by Earthstone on various projects from 1981 to 1987.  At the time, Mr. Singleton operated his own engineering consulting firm, serving the needs of some 40 oil and gas companies.  Mr. Singleton began his career with Amoco Production Company in Texas as a production engineer.  He was subsequently employed by the predecessor of Union Pacific Resources as a drilling, completion and production engineer.

Mr. Singleton currently serves on the Board of Directors of the Independent Petroleum Association of Mountain States (“IPAMS”) and is a former President of that organization.  IPAMS is a thirteen state, regional trade association that represents the interests of independent oil and gas companies in the Rocky Mountain region.  Additionally, Mr. Singleton is a member of the Society of Petroleum Engineers.

Mr. Singleton received a Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1973, and received a Masters Degree in Business Administration from Colorado State University’s Executive MBA Program in 1992.

Class III Director – Term Expiring at the Annual Meeting of Stockholders in 2012

Monroe W. Robertson (61) has been a Director of Earthstone since April 4, 2007.  Mr. Robertson currently serves on the Board of Directors of Cimarex Energy Company, a Denver-based independent oil and gas exploration and production company, and is Chairman of that Board’s Audit Committee.  Other than his service on Cimarex’s Board, which began in October 2005, Mr. Robertson has been a private investor since his employment with Key Production Company.

In 1999, Mr. Robertson was appointed President and Chief Operating Officer of Key Production Company, then an independent natural gas and crude oil exploration, development and production company.  He served in this capacity until the Company was acquired by Cimarex in 2002.  His previous role at Key Production was as Senior Vice President and Chief Financial Officer, to which he was appointed in 1992.  Prior to joining Key Production, Mr. Robertson held various positions in engineering, corporate planning and financial analysis at three public energy companies, Terra Resources, Gulf Oil Corporation and Apache Corporation, beginning in 1973.

Mr. Robertson received a Bachelor of Science degree in Mechanical Engineering along with Masters of Science degrees in both Mechanical Engineering and Nuclear Engineering from the Massachusetts Institute of Technology in 1973.  He also has received a Masters Degree in Business Administration from National University in 1979.  Mr. Robertson is a member of the National Association of Corporate Directors.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

General

The business and affairs of Earthstone are managed under the direction of the Company’s Board of Directors (the “Board”).  The Board currently has four members: Ray Singleton (Chairman), Richard K. Rodgers, Monroe W. Robertson, and Andrew P. Calerich.  Currently, each Director holds office until the expiration of his respective term and until the election and qualification of the Director’s successor.  At the 2011 Annual Meeting, Stockholders will be asked to elect Messrs. Rodgers and Calerich each to a three year term to the Board.

During our most recent fiscal year ended March 31, 2011, the Board held seven meetings.  Each director attended at least 75% of the total number of meetings and at least 75% of the total number of meetings held by all committees of the Board on which he served.

All members of the Board are encouraged, but not required, to attend the Annual Meeting.  All members of the Board serving at the time of our last Annual Meeting attended that Annual Meeting of Stockholders held on September 23, 2010.

Board Independence

Pursuant to SEC and NASDAQ National Market rules, in determining whether or not a Director or nominee for Director is independent, we use the applicable definition of “independent Director” as a non-employee Director who is affirmatively determined by the Board not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

NASDAQ Qualitative Listing Requirements provide that a majority of the members of the Board of Directors of each listed company be independent Directors, subject to certain limited exceptions.  The Board of Directors of Earthstone has determined that three of its four Directors are independent Directors.  Each of Messrs. Rodgers, Robertson, and Calerich is an independent Director.  In making these determinations, the Board reviewed and analyzed information pertaining to relationships and transactions involving Directors, their affiliates and immediate family members to determine whether any of such were of substance and inconsistent with a determination that each Director is independent for purposes of serving on the Board of Directors.  Ray Singleton, as President and Chief Executive Officer of Earthstone, is not an independent Director, thus does not serve as a member of any committee of the Board.  Mr. Singleton currently serves as the Chairman of the Board.

Board Leadership and Risk Oversight

The Board believes that the current size and composition of the Board serves us and our stockholders well.  The Board believes that all of its directors, including its non-independent director, make a valuable contribution to the Board and the Company.  As indicated above, a majority of Earthstone’s directors are independent, and as a result of its size, the Board does not have a lead independent director.  The non-independent director possesses extensive knowledge of Earthstone’s business and has relevant business experience, both of which have proven to be beneficial to the other directors.  Members of the Board are also sensitive to conflicts of interest and, when appropriate and in the best interests of Earthstone’s stockholders, will excuse themselves from deliberations and voting on issues in which they have a material interest.

The Board currently believes that Mr. Singleton, who serves as the President and CEO, is best positioned to serve as Chairman of the Board, due to his personal share ownership percentage, his knowledge and experience in the oil and gas industry and his ability to provide clear insight and direction of business strategies and plans to both the Board and management.  For a company the size of Earthstone, a single person, acting in the capacities of Chairman and CEO provides unified leadership and focus.  However, since there is no formal guideline that establishes a policy of combining the role of CEO and Chairman, the Board has the ability, under appropriate circumstances, to separate the two roles.

The Board of Directors is responsible for oversight of our risk management policies and procedures.  We are exposed to a number of risks including financial risks, strategic and operational risks, and risks relating to regulatory and legal compliance.  Our financial condition, results of operations, and capital resources are highly dependent upon the prevailing market prices of, and demand for, crude oil and natural gas, which are beyond our control.  The Board of Directors reviews our business and financial plans, which includes evaluating the objectives of, and risks associated with, these plans.  In addition, the audit committee reviews and discusses with management our major financial risks and the steps management has taken to monitor and control these risks, including our internal control over financial reporting.

During the last ten years no director or officer of the Company has been involved in:

•	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud, or fraud in connection with any business entity;

•
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); or

•	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Committees of the Board

General.  The standing committees of the Board include the Audit Committee, the Nominating Committee and the Compensation Committee, each consisting entirely of non-employment independent Directors.  The standing committees of the Board, including the members of each committee, are described below.

Audit Committee.  Richard Rodgers, Monroe Robertson, and Andrew Calerich comprise the Audit Committee.  Mr. Robertson serves as the Audit Committee’s chairman.  The Audit Committee held five meetings in our most recent fiscal year ended March 31, 2011.  Each member of the Audit Committee meets the independence and experience requirements of the Qualitative Listing Requirements for NASDAQ National Market.  The Audit Committee engages Earthstone’s independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management’s administration of the system of internal accounting controls, and reviews Earthstone’s procedures relating to business ethics.  The Audit Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

The Board has determined that both Messrs. Robertson and Calerich, two of our independent Directors, qualify as “financial experts,” as defined in the rules promulgated by the SEC and by NASDAQ, to serve on the Audit Committee.

Nominating Committee.  The Nominating Committee is comprised of Messrs. Rodgers and Robertson.  The Nominating Committee currently has no chairman.  Each member of the Nominating Committee meets the independence requirements of NASDAQ, described above.  The Nominating Committee held one meeting in our most recent fiscal year ended March 31, 2011.  The Nominating Committee is appointed by the Board to identify individuals qualified to become members of the Board, to recommend to the Board proposed nominees for membership, and to recommend Directors to serve on each standing committee.  The Nominating Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Compensation Committee.  The Compensation Committee is comprised of Messrs. Rodgers and Robertson.  Mr. Rodgers serves as the Compensation Committee’s chairman.  Each member of the Compensation Committee meets the independence requirements of the Qualitative Listing Requirements for NASDAQ National Market.

The Compensation Committee held three meetings in our most recent fiscal year ended March 31, 2011.  The responsibilities of the Compensation Committee are three-fold: first, establishing and administering the general compensation policies of Earthstone; second, setting the specific compensation for Earthstone’s chief executive officer and other executive officers; and third, recommending to the Board the independent Director compensation.  The Compensation Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Qualifications and Nomination Process

The Board has adopted a series of minimum qualifications and specific qualities and skills for Earthstone’s Directors, which will serve as the basis upon which potential Director candidates are evaluated by the Nominating Committee.  A nominee for Director should be a person of utmost integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Earthstone.  In addition, to be nominated Directors must agree to sign and abide by the Earthstone’s Code of Business Conduct and Ethics.  While these are the minimum qualifications, in filling a vacancy, the Board does not intend to nominate a minimally qualified candidate.  Instead, the Nominating Committee will evaluate the independence of Director(s) and potential Director(s), as well as his or her business experience, specialized and/or professional skills, education, oil and gas experience and public company experience.  While the Company does not have a separate diversity policy, the Board’s overall diversity of background in education, business experience and professional skills are also an important consideration in evaluating candidates for Board nomination.

The Nominating Committee will also consider issues involving possible conflicts of interest of Directors or potential Directors.  Candidates proposed by Stockholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by Stockholders.

In accordance with our Bylaws, Stockholders wishing to recommend a Director candidate to serve on the Board may do so by providing advance written notice to the Nominating Committee, which identifies the candidate and includes the information described below.  In accordance with the notice requirements set forth below under the heading “Stockholder Proposals,” the notice should be sent to the following address:  Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.  The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Director Nomination Recommendation.”

The notice shall contain the following information as to each proposed nominee:

•	The name, age, business address and residence address of the nominee.

•	The principal occupation or employment of the nominee.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the nominee.

•
Any other information relating to the nominee that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The notice shall also contain the following information as to the Stockholder giving the notice:

•	The name and record address of such Stockholder.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such Stockholder.

•
All other ownership interests of such Stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests.

•
A description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder.

•	A representation that such Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such Stockholder’s notice.

•
Any other information relating to such Stockholder that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

In addition to the foregoing requirements, such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.  Each proposed nominee will be required to complete a questionnaire, in a form to be provided by Earthstone, to be submitted with the Stockholder’s notice.  Earthstone may also require any proposed nominee to furnish such other information as may reasonably be required by Earthstone to determine the eligibility of such proposed nominee to serve as an independent Director of Earthstone or that could be material to a reasonable Stockholder’s understanding of the independence, or lack thereof, of such nominee.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics (as that term is defined in Item 406 of Regulation S-K), which applies to our Directors, officers and employees, including, without limitation, our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The text of our Code of Ethics can be found on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Compensation

The Board adopted a Director Compensation Plan, effective April 1, 2007, which provides for a combination of cash and equity incentive compensation to attract and retain qualified and experienced Director candidates.  Pursuant to the plan, each non-employee Director is entitled to receive an annual cash retainer of $16,000, together with $2,000 for attending each regular quarterly meeting of the Board of Directors and each all-day special meeting of the Board of Directors and $500 for each half-day special meeting of the Board of Directors or one of its Committees.  No committee fees are payable for attendance by a Director at a committee meeting held in conjunction with a regular quarterly or all-day special meeting of the Board of Directors.  The chairman of each of the Audit, Compensation and Nominating Committees receives an annual cash retainer of $5,500, $4,500 and $3,500, respectively.

Currently, the Nominating Committee has no chairman. In addition, non-employee Directors receive $500 for attending committee meetings (which are held on an as needed basis), unless the committee meeting is held in conjunction with a quarterly regular or all-day Board meeting.  We also reimburse reasonable expenses incurred by our non-employee Directors associated with attending Board and Committee meetings.  Mr. Singleton, our employee Director, does not receive compensation for his service as a member of the Board.  In addition, each non-employee Director receives an annual grant of Restricted Stock having a fair market value equal to $36,000 on April 1 of each year, based on the average closing price for the ten trading days preceding April 1 of each year.  The Board requires that each Restricted Stock Award recipient, within three years of the date that he becomes a member of the Board, own an amount of Common Stock equal to one year of his average total Board compensation.

The following table sets forth information concerning the compensation of our non-employee Directors during the fiscal year ended March 31, 2011.

	Fees Earned or
	Paid in Cash		Stock Awards	Total
Name	($)		($)¹	($)

Richard K. Rodgers	31,000	2	36,000	67,000
Monroe W. Robertson	33,000	3	36,000	69,000
Andrew P. Calerich	6,000	4	9,000	15,000

Total	70,000		81,000	151,000

¹
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year.  Grants of shares of Restricted Stock vest one-third each year over three years.  The number of shares included in each grant is determined based upon the average closing price for the ten trading days preceding each anniversary date of the original grant.  The amounts shown do not reflect compensation actually received by our Directors or the actual value that may be recognized by our Directors with respect to these awards in the future, because each award is subject to forfeiture.  The aggregate number of stock awards outstanding and subject to vesting at the fiscal year end March 31, 2011, for each Director was as follows: Robertson – 8,555 shares, Rodgers – 8,555, and Calerich – 552.  In addition, each Director was granted 1,867 shares of Restricted Stock on April 1, 2011, subject to vesting and forfeiture.

2	Consists of a $16,000 annual cash retainer, $10,500 for attending Board and Committee meetings and $4,500 for serving as the Chairman of the Compensation Committee.

3	Consists of a $16,000 annual cash retainer, $11,500 for attending Board and Committee meetings and $5,500 for serving as the Chairman of the Audit Committee.

4	Consists of a $4,000 cash retainer for serving as a Director during the last fiscal quarter of the year ended March 31, 2011, and $2,000 for attending Board and Committee meetings.

EXECUTIVE COMPENSATION

General

We currently compensate our executives through a mix of base salary and cash bonus and non-equity incentive awards.  In addition, we provide to our executives other benefits that we also make available generally to all salaried employees.

Overall, our aim is to offer our executives a total compensation package that represents a compensatory level consistent with a peer group of competitive companies.  Accordingly, we review the compensation that we offer against that offered by peer group companies on an annual basis.  This same peer group is also used for the Stock Price Bonus Award described below.

Peer companies (“Peers”) will be selected by the Compensation Committee based on a number of factors, including but not limited to, market capitalization, stock exchange, similarity of business model (i.e. producer/operator vs. pipeline/service company), availability of compensation data, location of producing assets, number of employees, location of headquarters and Director/officer ownership.  The Compensation Committee has a goal of determining the group of Peers by October 15th of the year being evaluated.

The Peers selected for fiscal year ended March 31, 2011 are as follows:

·	Credo Petroleum Corporation	·	Double Eagle Petroleum Co.
·	HKN, Inc.	·	Royale Energy, Inc.
·	Pyramid Oil Company	·	Fieldpoint Petroleum, Inc. and
·	Lucas Energy, Inc.

Executive Officers

In addition to the information provided for our chief executive officer Ray Singleton, whose background is described above under “Continuing Members of the Board” certain information is provided below with respect to Earthstone’s other executive officer, as of July 27, 2011.

Name	Age	Office Held	Year First Appointed

Ray Singleton	60	President and Chief Executive Officer, Director	1993
Jim Poage	58	Interim Chief Financial Officer	2011

Jim Poage (58) was appointed as Earthstone’s Interim Chief Financial Officer on March 25, 2011.  Mr. Poage most recently (since November 2007) served as an Internal Audit consultant to the Company.  Mr. Poage has over 35 years of financial and tax accounting experience in the oil and gas industry, and has been an independent consultant providing internal audit and financial reporting services since 1990.  Mr. Poage began his career in public accounting and has worked for Haskins & Sells, Arthur Andersen and PricewaterhouseCoopers.  Prior to becoming an independent financial consultant, Mr. Poage was an Assistant Vice President and Energy Risk Management consultant for Alexander and Alexander Services; the Chief Financial Officer for LaTerre Energy which was a privately held gas company in Oklahoma, and an investment banker with RT Caldwell CO.  Working as an independent financial consultant, Mr. Poage has served as a contract Chief Financial Officer for Teppco Crude Oil;  a contract Risk Manager for Duke Energy Field Services, and as a contract Tax Manager for Shenandoah Energy which was a subsidiary of Chevron, and Bill Barrett Corporation.  Mr. Poage is a member of the Institute of Internal Auditors and is a member of the Information Systems Audit and Control Association. Mr. Poage received a Bachelor of Science degree in Business Administration from the University of Colorado in 1974, and has served as an instructor of tax and management accounting for the Metropolitan State University of Denver.

Compensation Components

This section describes the various elements of Earthstone’s compensation program for our executive officers and includes a discussion of various matters relating to those items, including why the Compensation Committee chooses to include certain items in our compensation program.

Base Salary.  Our Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities and takes into account competitive market compensation paid by our Peers for similar positions.  Generally, the Compensation Committee believes that executive base salaries should be benchmarked against salaries for executives in similar positions with similar responsibilities at comparable companies in order to attract, retain and equitably reward our executives.  Based on information gathered in early 2008, the Compensation Committee believed that the Chief Executive Officer was compensated below the level of the chief executive officers at comparable companies.  Since then, the Compensation Committee has increased the annual base salary in both 2008 and 2009 to its present level of $220,000 to bring it in line with the salaries paid to the chief executive officers of our Peers.  Our Chief Executive Officer’s base salary has not increased since 2009.

Cash Bonus and Non-Equity Incentive Awards.  The Compensation Committee utilizes cash bonus awards to incentivize our executives and align their compensation with corporate objectives and individual performance and contribution.  Our Compensation Committee determines the bonus level for our Chief Executive Officer, and, after consideration of the Chief Executive Officer’s recommendations, for each officer other than the Chief Executive Officer.  We do not have a formal or informal policy regarding adjustment or recovery of incentive bonus payments if the relevant performance goals or measures upon which they are based are restated or otherwise adjusted so that the incentive bonus is reduced.

During the fiscal year ended March 31, 2011, our Chief Executive Officer earned a non-equity incentive award of $144,375 pursuant to the Performance Bonus Plan (described below) and $14,002 pursuant to the Earthstone Oil and Gas Incentive Compensation Plan (described below).

Equity-Based Compensation.  We do not currently use equity-based incentive compensation as an active part of our executive compensation strategy.  Specifically, we do not currently have an equity-based awards plan in effect pursuant to which our Chief Executive Officer or any other executive officer receives any equity-based options or grants, and as of March 31, 2011, there were no outstanding equity option awards held by our executive officers

While the Compensation Committee seeks to encourage the long-term performance of our Chief Executive Officer through the use of meaningful incentive-based compensation, it believes this incentive is best addressed at present through the Performance Bonus Plan described below.  This view is based, in part, on the large equity stake that the Chief Executive Officer holds in the company, approximately 26%.  Of this amount, approximately 87% was accumulated through purchases from individuals at market prices or market transactions versus through grants of equity compensation.  As part of our future long-term incentive compensation efforts, the Board has proposed a new equity-based award plan for executive officers, which would utilize equity awards in recognition of individual achievements and contributions to corporate performance or in circumstances where we face a critical retention need.  See Proposal No. 3 below.

Other Compensation Considerations.  Companies of our size in the oil and gas industry face a number of risks, including the risk of being acquired in the future.  We believe that entering into change of control and severance arrangements with certain of our executives may help us attract and retain the best possible executive talent.  While our executive officers are not presently entitled to receive payments in the event of certain change of control or termination events, we may choose to establish such payment arrangements in the future.

Summary Compensation Table

The following table sets forth the compensation of our chief executive and financial/accounting officers for the fiscal years ended March 31, 2011 and 2010.  No other executive officer of Earthstone received total compensation in excess of $100,000 during that period.  In accordance with the rules of the SEC, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by any of the named executive officers that are available generally to all of our salaried employees or (ii) perquisites and other personal benefits received by the named executive officers that in the aggregate do not exceed $10,000.

						Incentive Plan	All Other
	Fiscal	Salary		Bonus		Compensation	Compensation		Total
Name and Title	Year	($)		($)		($) ¹	($)		($)

Ray Singleton, President and Chief Executive Officer	2011	223,526		—		158,377	9,180	2	391,083
	2010	209,804		—		138,049	7,144	2	354,997

Jim Poage, Interim Chief Financial Officer	2011	764	6	—		—	—		764

Joseph Young, Principal Accounting Officer 4	2011	116,160	6	—		—	—		116,160
	2010	107,163		500	3	—	1,000	5	108,663

¹
Includes $144,375 and $109,560 earned for the fiscal years ended March 31, 2011 and 2010, respectively, under the Performance Bonus Plan (described below). Amount also includes $14,002 and $28,489 for the fiscal years ended March 31, 2011 and 2010, respectively, in each case pursuant to the terms and conditions of Earthstone’s Oil and Gas Incentive Compensation Plan (described below).

2
Amounts include (i) matching funds contributed by Earthstone to Mr. Singleton’s 401(k) plan account of $8,070 and $6,133 for the fiscal years ended March 31, 2011 and 2010, respectively, and (ii) $1,110 and $1,011 for premiums paid by Earthstone on a life insurance policy for Mr. Singleton during fiscal 2011 and 2010, respectively, which provides for payment of a death benefit to Mr. Singleton’s designated beneficiary.

3	Includes holiday cash bonus payments for the periods indicated.

4	Mr. Young was engaged on a part-time, temporary basis pursuant to a consulting agreement dated effective March 31, 2008.

5	Includes reward in connection with the Company’s new name.

6	The relationship between the Company and Mr. Young terminated in March 2011, at which time the Company engaged the services of Mr. Poage.

Financial Consulting Agreement

The material terms of Mr. Jim Poage's consulting agreement, dated March 25, 2011, includes compensation for services provided based on an hourly rate of pay as well as reimbursement for out-of-pocket direct expenses.

Performance Bonus Plan

The Performance Bonus Plan provides for a potential cash bonus for our Chief Executive Officer each fiscal year equal to a maximum of 100% of our Chief Executive Officer’s annual salary.  The bonus is determined based on four criteria, each contributing up to a maximum of 25% of our Chief Executive Officer’s bonus.  The four criteria are (i) increase in annual production; (ii) increase in reserves; (iii) return on investment; and (iv) performance of Earthstone’s stock price relative to the stock prices of our Peers.  The percentage awards from each criterion are added to determine the total percentage of the award.  Each of these criteria is discussed below.

Annual Production Bonus Award Percentage.  The Compensation Committee believes that increasing production is a critical measure of the Earthstone’s performance, and, therefore, the Chief Executive Officer’s performance.  For purposes of the Performance Bonus Plan, the annual increase in production is determined by dividing the annual production in barrels of oil equivalent (BOE) for the most recent fiscal year by the annual production in BOE for the prior fiscal year and then subtracting 100%.  For each percentage increase in annual production, the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%.  For the fiscal year ended March 31, 2010, Mr. Singleton was awarded the 24.8% of the annual Production bonus award percentage for increasing production by 12.4%.  For the fiscal year ended March 31, 2011, Mr. Singleton was not awarded a Production bonus, as production declined.

Reserves Bonus Award Percentage.  The Compensation Committee believes that increasing Earthstone’s reserve base is critical to Earthstone’s future growth. Furthermore, the Compensation Committee believes that it is critical to not only replace those reserves that have been depleted, but to grow reserves year-over-year despite normal depletion.  The Compensation Committee is aware that commodity prices have an influence on reserves that are beyond the control of the Chief Executive Officer.  The Compensation Committee believes this limitation is acceptable, because in those years when commodity prices are up and have a positive effect on bonus determination, Earthstone is more likely to have the funds to pay bonuses, and in years that commodity prices are down and have a negative effect on bonus determination, Earthstone is less likely to have the funds to pay bonuses.  For each percentage increase in reserves, the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%.  For the fiscal year ended March 31, 2010, Mr. Singleton was awarded the full 25% of the annual Reserve bonus award percentage for increasing reserves by 22.2%.  For the fiscal year ended March 31, 2011, Mr. Singleton was again awarded the full 25% of the annual Reserve bonus award percentage for increasing reserves by 17%.

Return on Investment Bonus Award Percentage.  The Compensation Committee believes that it is important to balance the Chief Executive Officer’s incentive to increase production and reserves with a metric that rewards the effectiveness of those increases.   This Return on Investment (“ROI”) metric is intended to evaluate capital expenditures in a given year (or multiple years in the case of multi-year projects or those projects that overlap a year end) versus the anticipated cash flow, if any, that those projects, on an aggregate basis, are expected to generate in the future. For each percentage increase in return on investment in excess of 8% (Earthstone’s approximate cost of funds), the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%.  For the fiscal year ended March 31, 2010, there was no annual Return On Investment award, as return on investment was less than 8%.  For the fiscal year ended March 31, 2011, Mr. Singleton was awarded the full 25% of the Return On Investment award percentage for generating a return on investment of 23.8% on the Company’s capital expenditures, exceeding the 8% minimum threshold by 15.8%.

Stock Price Bonus Award Percentage. The Compensation Committee believes that, in addition to production, reserves and ROI, the Chief Executive Officer should focus on the fundamentals of the business, net income and EBITDA.  Furthermore, the Compensation Committee believes that the market will reward solid, consistent growth in these areas.  For this reason, the Compensation Committee has chosen stock price as the metric most suitable for rewarding consistent improvement in the fundamentals of the business.  The Compensation Committee has determined it appropriate to balance this metric against the other three and limit this award component to 25%.

The percentage increase or decrease in Earthstone’s stock price is evaluated relative to Earthstone’s Peers on a quartile basis.   The increase or decrease shall be determined for both Earthstone and each Peer by taking the arithmetic average of the closing price per share for the last ten trading days of the fiscal year evaluated and dividing it by the arithmetic average of the closing price per share for the last ten trading days of the preceding fiscal year.  The resulting percentage is adjusted by subtracting one hundred percent (100%) to determine the percentage increase or decrease in Earthstone’s and each Peer’s stock price.

Share prices will be adjusted for any stock split or other recapitalization, if any.  Earthstone’s and the Peer’s stock performance shall be rank ordered from highest to lowest.  Given seven Peers, plus Earthstone, the four quartiles will contain two companies each.  The share price bonus award percentage is based on which quartile Earthstone occupies.  Each quartile provides a bonus award as follows:

Company Standing	Calculation	Bonus Award

First Quartile	100.0% of 25%	25.000%
Second Average Quartile	62.5% of 25%	15.625%
Third Average Quartile	37.5% of 25%	9.375%
Fourth Quartile	0.0% of 25%	0.000%

For the fiscal year ended March 31, 2010, Earthstone’s stock price performance was calculated to fall within the fourth quartile relative to the defined Peers.  The Stock Price award percentage was therefore 0%.  For the fiscal year ended March 31, 2011, Earthstone was calculated to fall within the second quartile; thus, Mr. Singleton was awarded 15.625% of the 25% of the Stock Price award as a result of Earthstone’s increased stock price.

Performance Bonus Plan Summary.  The sum of the Reserves bonus award percentage of 25%, the Return On Investment bonus award percentage of 25% and the Stock Price award percentage of 15.625%, results in a total bonus award percentage of 65.625% of Mr. Singleton’s salary for the year ended March 31, 2011 (i.e. $220,000), or an award of $144,375 for fiscal 2011.  The performance bonus awarded to Mr. Singleton for the year ended March 31, 2010 was $109,560.

Oil and Gas Incentive Compensation Plan

Earthstone’s Oil and Gas Incentive Compensation Plan (the “O&G Plan”) became effective on April 1, 1980, and was amended in December 1982.  The O&G Plan is a profit sharing plan for key employees of Earthstone.  Historically, newly drilled properties were added to the plan and profits from those wells formed the basis for awards in the form of distributions to participants depending on that participant’s level of vesting and other factors.  No properties have been added to the O&G Plan since 1988; however, the O&G Plan continues to make profit sharing distributions pursuant to awards made prior to that date.  Of the five participants receiving distributions, Mr. Singleton is the only current employee receiving distributions from the O&G Plan, and he earned $14,002 and $28,489 for the fiscal years ended March 31, 2011 and 2010, respectively.  At this time, the Compensation Committee has no plans to utilize the O&G Plan to make additional awards.

401(k) Plan

In October 1997, Earthstone implemented a savings plan that allows participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code.  Employees are required to be employed by Earthstone or any subsidiary of Earthstone for one year prior to becoming eligible to participate in the 401(k) Plan.  Earthstone matches 100% of each employee’s contribution to the 401(k) Plan up to 3% of the employee’s salary.  Contributions vest immediately.  Contributions to the 401(k) Plan on behalf of Mr. Singleton are also included in the All Other Compensation column in the Summary Compensation Table above.

Potential Payments upon Termination or Change of Control

We have no contract with any officer that would give rise to any cash or non-cash compensation resulting from the resignation, retirement or any other termination of such officer’s employment with Earthstone or from a change of control of Earthstone or a change in any officer’s responsibilities following a change of control.  Currently, all of our executive officers serve at the pleasure of the Board.

COMPLIANCE WITH SECTION 16(a) OF THE SECUREITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Earthstone pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no person who at any time during the fiscal year ended March 31, 2011, was a Director, officer, or beneficial owner of more than ten percent of any class of equity securities of Earthstone and failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There are no related party transactions requiring disclosure in this Proxy Statement.

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) served as our independent registered public accounting firm for the fiscal years ended March 31, 2011 and 2010.  The Audit Committee of the Board has appointed EKS&H as Earthstone’s independent registered accounting firm for the year ending March 31, 2012, to audit Earthstone’s financial statements for that year.  Stockholder ratification of the appointment of EKS&H as our independent registered accounting firm is not required by our Bylaws or otherwise.  However, the Board is submitting the appointment of EKS&H to the Stockholders for ratification as a matter of good corporate governance practice.  If the Stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EKS&H.  Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Earthstone and our Stockholders.

We expect that a representative of EKS&H will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from Stockholders.

Auditor Fees

The following presents fees for professional audit services rendered by EKS&H for the fiscal years ended March 31, 2011 and 2010, for the audit or review of Earthstone’s financial statements, and fees billed for other services rendered during those periods.

The following table discloses the fees that Earthstone was billed for professional services rendered by its independent public accounting firm in each of the last two fiscal years.

	Year Ended March 31,
	2011	2010

Audit Fees ¹	$87,000	$88,000
Audit-Related Fees 2	—	13,000
Tax Fees 3	—	—
All Other Fees 4	—	—
Total	$87,000	$101,000

¹
Audit fees are for the audit of Earthstone’s annual consolidated financial statements and the review of Earthstone’s quarterly financial statements for the fiscal years ended March 31, 2011 and 2010, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and engagements for those fiscal years.

2	Earthstone incurred approximately $13,000 in audit-related fees primarily related to proxy statement review during the fiscal year ended March 31, 2010.

3	Earthstone did not obtain any tax-related services from EKS&H for the fiscal years ended March 31, 2011 or 2010.

4	EKS&H provided no other services to Earthstone for the fiscal years ended March 31, 2011 or 2010.

Pre-Approval Policy and Procedures

The Audit Committee has adopted informal policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by Earthstone’s registered public accounting firm.  This policy generally provides that Earthstone will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder.  All fees paid to EKS&H in the fiscal year ended March 31, 2011, were pre-approved by the Audit Committee.

Report of the Audit Committee

In the performance of its oversight function, the Audit Committee reviewed and discussed Earthstone’s audited financial statements as of and for the year ended March 31, 2011, with management and its independent public accountants, EKS&H.  Management and EKS&H represented to the Audit Committee that Earthstone’s audited financial statements as of and for the year ended March 31, 2011, were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The Audit Committee also discussed with EKS&H the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.  SAS No. 61 sets forth requirements pertaining to the independent auditor’s communications with the Audit Committee regarding the conduct of the audit.

The Audit Committee received the written disclosures and the letter from EKS&H required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended.  ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit Committee all relationships between the auditor and Earthstone that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit Committee.  The Audit Committee discussed with EKS&H its independence and considered in advance whether the provision of any non-audit services by EKS&H is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of EKS&H dated June 15, 2011, regarding Earthstone’s audited financial statements as of and for the years ended March 31, 2011 and 2010, the Audit Committee recommended to the Board, and the Board approved, that such financial statements be included in Earthstone’s Annual Report on Form 10-K for the years ended March 31, 2011 and 2010, to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board

Monroe W. Robertson, Chairman
Richard K. Rodgers
Andrew P. Calerich

Required Vote; Recommendation of the Board

Approval of the ratification of the appointment of EKS&H as Earthstone’s independent registered public accounting firm requires the affirmative vote of a majority of shares of the Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote.  Abstentions will have the effect of a vote against the proposal.

The Board recommends that you vote FOR Proposal No. 2 to ratify the appointment of EKS&H as Earthstone’s independent registered public accounting firm.

PROPOSAL NO. 3 – ADOPTION OF EARTHSTONE ENERGY, INC.’S
2011 EQUITY INCENTIVE COMPENSATION PLAN

Stockholders are asked to consider and vote on a proposal to adopt the Earthstone Energy, Inc. 2011 Equity Incentive Compensation Plan, referred to in this description as “the Plan”.  If the Plan is approved by our Stockholders, it will not replace the Company’s existing Director Compensation Plan, instead will provide us with more flexibility in creating incentives for our employees, and consultants.

The Plan was adopted by the Board of Directors, subject to the approval of our Stockholders.  Pursuant to NASDAQ rules, approval of the Plan requires the affirmative vote of a majority of the shares of Common Stock entitled to vote on the proposal.  If the Stockholders approve the Plan, it will be effective as of September 23, 2011.  A copy of the Plan is attached to this Proxy Statement as Appendix A.  The description of the Plan that immediately follows is not intended to be complete and is qualified by reference to Appendix A, which contains the complete text of the Plan.

Historical Equity Compensation

In past years, our compensation programs did not include an equity component for officers and employees.  In fact, the last equity compensation program proposed and approved by Stockholders was in 1995.  That stock option program was ineffective in attracting and retaining key employees in that more than half of the stock options issued under the plan were granted to outside directors.  With the required implementation of the rigorous provisions of the Statement of Financial Accounting Standards No. 123 – “Share-Based Payment” for the Company’s fiscal year ended March 31, 1997, the cost of accounting for an options-based compensation program, and the negative impact that resulting on-going non-cash expenses would have on our future reported profitability, outweighed the benefits of the program; therefore use of the plan was discontinued prior to its expiration.

What has changed to cause management and the Board to propose this new equity-based plan?  Recently, competition in the oil and gas industry for talented employees has become fierce.  Rival company larceny of skilled personnel and staff is widespread.  Not only attracting, but retaining employees, has become a competitive advantage.  Many publically-traded companies now offer generous equity-based compensation packages to employees, not solely executives.  In addition, some companies offer “change of control” packages to a wide-spectrum of employees; especially where the company’s strategy is to be acquired.  We are currently at a severe disadvantage relative to these companies.  For these reasons, management and the Board believe that an equity component to employee and officer compensation is now vital to our competitiveness in the industry.

Equity Philosophy

Important to note, with the President and Chief Executive Officer being the largest shareholder, management and the Board do not take Stockholder dilution lightly.  Our equity compensation philosophy is to pay for performance through competitive compensation programs that relate directly to our short and long-term goals and to reward executives, managers, professionals and staff who achieve these goals, while at the same time remaining sensitive to the potential impact upon our other Stockholders.  Share-based awards linked to our short and long-term goals provide a significant incentive to the Company’s employees for improved performance, and we believe equity awards are critical to attracting and retaining employees who are vital to our development and financial success.  Furthermore, an equity incentive plan not only aligns employees’ interests with those of the Company’s Stockholders, but also provides a positive defense against recruitment efforts of other companies.

Summary of Material Features of the Plan

The following is intended to be a summary of the key features of the Plan.  The full text of the Plan is attached to this Proxy Statement as Appendix A for your reference.

The purposes of the Plan are to:

•
promote our interests and the interests of our Stockholders by encouraging the participants to increase their equity interest in us, thereby giving them an added incentive to work toward our continued growth and success, and

•	enable us to compete for the services of the individuals needed for our continued growth and success.

To accomplish these purposes, the Plan provides for the grant to eligible persons of shares of Restricted Stock.

Key features of the Plan include:

•
The Plan is administered by the Compensation Committee, which has authority to (i) determine the nature, amount, terms and conditions of the award grants, and (ii) interpret and determine any and all matters relating to the administration of the Plan and the award grants, and

•	The maximum number of shares of our Common Stock authorized under the Plan is 150,000 shares, or approximately 8.3% of our outstanding shares.

Available Shares

The maximum number of shares of Common Stock that may be covered by Restricted Stock granted under the Plan shall be 150,000 shares, subject to adjustment in the event of stock splits and certain other corporate events.  Such shares will be funded from existing treasury stock, newly acquired treasury stock or newly issued shares.

Persons Eligible to Participate

All employees and consultants of Earthstone Energy, Inc. and our wholly-owned subsidiaries are eligible to participate in the Plan.  In selecting employees and consultants to receive stock awards, including the type and size of the grant, the Compensation Committee may consider any factors that it deems relevant.

Administration

The Plan is administered by our Board of Directors, which may in turn delegate authority to administer the Plan to a committee.  Our Board of Directors has delegated administration of the Plan to our Compensation Committee, which consists of two or more Directors appointed by the Board of Directors.  The Board has determined that each of the Committee members is an “independent” Director as defined under the rules of the SEC.  No person shall be eligible to serve on the Compensation Committee unless such person is a “non-employee Director” as defined in Rule 16b-3 promulgated under the Exchange Act, as then in effect, and also an “outside Director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder.  Subject to the provisions of the Plan, the Compensation Committee will, without limitation, (i) interpret the Plan and make all awards under the Plan, (ii) make rules as it deems necessary for the proper administration of the Plan, (iii) make all other determinations necessary or advisable for the administration of the Plan and (iv) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any award under the Plan in the manner and to the extent that it deems desirable to effectuate the Plan.  Any action taken or determination made by the Compensation Committee pursuant to the Plan will be binding on all parties.  No member of the Board of Directors or the Compensation Committee will be liable for any action or determination made in good faith with respect to the Plan or an Award granted thereunder.

Types of Awards

Restricted Stock Awards.  The Plan authorizes the Compensation Committee to grant awards in the form of restricted shares of our Common Stock.  These awards are subject to such restrictions as the Compensation Committee may impose, including forfeiture, and in no event will the term of any such award exceed five years.  If a participant terminates employment with or services to the Company prior to the lapse of forfeiture restrictions, notwithstanding a change of control exception, the Restricted Stock is forfeited by the participant in accordance with the award thereof.

Transferability

No award and no right under the Plan is (i) assignable, saleable or transferable by a participant, prior to vesting, or (ii) subject to any encumbrance, pledge or charge of any nature.  Any attempted transfer in violation of the Plan will be void and ineffective for all purposes.

Change of Control

Unless otherwise provided in an award, upon the occurrence of a change of control (defined generally as certain recapitalizations, mergers, consolidations, combinations or exchanges of Shares, sales of all or substantially all of the Company’s assets, liquidations, or similar corporate change), the Compensation Committee may, but is not required to, (i) accelerate vesting and the time at which all shares of Restricted Stock outstanding then vest, or (ii) determine to otherwise amend nonvested awards, or (iii) substitute new awards in consideration of the cancellation of outstanding awards.

Termination, Death, Disability and Retirement

Unless otherwise provided for in an award, if the employment of an employee is terminated for any reason other than death, disability or retirement, or if service of a consultant is terminated for any reason other than death or disability, any nonvested award outstanding at the time of such termination will terminate and no further vesting will occur.

Unless otherwise provided for in an award, upon the retirement of an employee, any nonvested portion of an outstanding award will be forfeited by the participant and no further vesting will occur.

Unless otherwise provided for in an award, (i) upon the termination due to the disability of a participant, or (ii) upon the death of a participant, any nonvested portion of an outstanding award that has not vested will vest in full.

The Compensation Committee may provide for the continuation of any award for such period and upon such terms as it determines in the event the participant ceases to be an employee or consultant to the Company.

Adjustments Upon Changes in Capitalization or Reorganization

The type or number of shares authorized under the Plan or subject to an award will be appropriately adjusted in the event of a subdivision or consolidation of shares, payment of stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by us, or in the event of a recapitalization, merger, consolidation, combination or exchange of Shares or similar corporate change.  Such adjustments shall be made by the Compensation Committee, whose determination shall be final and binding.

Amendment or Termination of the Plan and Amendment of Awards

The Plan will terminate upon, and no further awards shall be made, after all shares reserved under the Plan have been awarded.

Subject to the restrictions set forth in the Plan, the Compensation Committee may amend any outstanding award and may waive or accelerate any requirement or condition that is not mandatory under the Plan; however, except in the case of a change of control, the Compensation Committee may not waive or accelerate any term or condition of an award that is intended to qualify as performance based compensation for purposes of Section 162(m) of the Code, if such action would cause the award not to so qualify.  The Compensation Committee may not amend any outstanding award in a manner that would adversely affect, in any material respect, the rights of a Plan participant without such participant’s consent.

New Plan Benefits

No awards have been granted to date under the Plan, although it is anticipated that awards will be granted if the Plan is approved by our Stockholders.  The actual amount of awards to be granted under the Plan is not determinable in advance because the size and type of awards to be made in any year will be determined at the discretion of the Compensation Committee.

Federal Income Tax Consequences of the Plan

In General.  The Plan is not intended to be subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.  The following summary is based on the applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder.

Restricted Stock.  A participant who has been granted an award of Restricted Stock will not realize taxable income at the time of the award, and we will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award.  When the restrictions lapse without an election by the participant to be taxed at the time of the award, the Company will report to the participant taxable income in an amount equal to the market value of the shares at such time that said stock vests.  The Company will be entitled to a corresponding tax deduction assuming any federal income tax reporting requirements are satisfied.

Withholding for Taxes

No Common Stock shall be issued under the Plan until arrangements satisfactory to us have been made for the payment of any tax amounts that may be required to be withheld or paid by us with respect thereto at the minimum statutory rate.  At the discretion of the Committee, such arrangements may include allowing the participant to tender to us shares of Common Stock already owned by the participant.

Additional Tax Consequences

Section 162(m) of the Code places a $1 million cap on the deductible compensation that may be paid to certain executives of publicly traded corporations.  Amounts that qualify as “performance based” compensation under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the $1 million limit.  Awards may or may not so qualify, depending on their terms.

In addition, some awards may be covered by Section 409A of the Code.  In such event, we would expect to design and administer any such award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant.

Notwithstanding the foregoing, the Plan expressly provides that there is no commitment or guarantee that any federal, state, or local tax treatment will apply or be available to any person who participates or is eligible to participate in the Plan.

Required Vote; Recommendation of the Board

Approval of the Earthstone Energy Inc. 2011 Equity Incentive Compensation Plan requires the presence of a quorum at the Annual Meeting as well as a majority vote for the proposal of shares of Common Stock entitled to vote.  NASDAQ considers broker non-votes for equity compensation plans to be shares not “entitled to vote.”  Abstentions will have the effect of a vote against the proposal.

The Board recommends that you vote FOR Proposal No. 3 to approve adoption of the Earthstone Energy Inc. 2011 Equity Incentive Compensation Plan.  Proxies returned will be so voted unless contrary instructions are indicated thereon

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Earthstone will review Stockholder proposals intended to be included in Earthstone’s proxy materials for the 2012 Annual Meeting of Stockholders that are received by Earthstone at its principal executive offices no later than April 11, 2012.  Such proposals must be submitted in writing and should be sent to the attention of the Secretary of Earthstone.  Earthstone will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

In addition, under the terms of Earthstone’s Bylaws, a Stockholder who intends to present an item of business at the 2012 Annual Meeting of Stockholders must provide notice of such business to Earthstone not less than 90 nor more than 120 days prior to the date of the 2012 Annual Meeting (assuming that the 2012 Annual Meeting is within 30 days of the anniversary date of the 2011 Annual Meeting).  Accordingly, any notice given by or on behalf of a Stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than May 25, 2012, and no later than June 24, 2012.  Such notice shall be sent to Secretary, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.

ADDITIONAL STOCKHOLDER INFORMATION

Annual Report

Earthstone’s Annual Report is provided to all Stockholders, together with this Proxy Statement and related materials via Internet availability and can be found on our website: http://www.EarthstoneEnergy.com/2011_Meeting.php.  The Annual Report is not part of the proxy solicitation materials for the Annual Meeting.  In addition, a Stockholder of record may obtain a copy of Earthstone’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, without cost.  To do so, please visit our website, www.EarthstoneEnergy.com/2011_Meeting.php, to submit your request.  You may also call 1-800-798-6112 extension 112, or write us at info@EarthstoneEnergy.com or Investor Relations, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 1645, Denver, Colorado 80202.  Earthstone’s 2010 Annual Report on Form 10-K may also be accessed at SEC’s website, www.sec.gov.

Other Business

As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above.  However, should other business properly be brought before the Annual Meeting or any adjournments or postponements thereof, the proxies will be voted thereon at the discretion of the persons acting thereunder.

PROXY
EARTHSTONE ENERGY, INC.
ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Monroe W. Robertson and Ray Singleton, and each of them with the power to act without the other and with power of substitution, as proxies, to vote as designated below all of the shares of Common Stock of Earthstone Energy, Inc. that the undersigned has the power to vote at the Annual Meeting of Stockholders to be held at 621 17th Street, Suite 1120, Denver, Colorado 80202, on Thursday, September 22, 2011, at 2:00 p.m. MST, and any adjournment thereof.  This Proxy is solicited on behalf of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
__________________________________________________________________________________

     TO VOTE FOR ALL PROPOSALS - To vote for ALL Proposals as recommended by the Board of Directors, please mark this box, sign and date this Proxy on the reverse side and return this Proxy in the accompanying addressed envelope.

PROPOSAL NO. 1 -	Election of two Directors named in the Proxy statement*	FOR	WITHHOLD
	Richard K. Rodgers	☐	☐
Andrew P. Calerich

PROPOSAL NO. 2 - Ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as		FOR	AGAINST	ABSTAIN
our independent registered public accounting firm		☐	☐	☐

PROPOSAL NO. 3 – Approval of the 2011 Equity Incentive Compensation Plan		FOR	AGAINST	ABSTAIN
		☐	☐	☐

*	NOTE: Richard K. Rodgers and Andrew P. Calerich each stand for election as a Class II Director for a term of three years which expires at the Annual Meetings of Stockholders in 2014.

During the Annual Meeting of the Stockholders in 2009, Monroe W. Robertson was elected as a Class III Director. During the Annual Meeting of the Stockholders in 2010, Ray Singleton was elected as a Class I Director.  Each Director remains within his term, which expires at the Annual Meetings of Stockholders in 2012 and 013, respectively. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s).  If this Proxy Card contains no specific voting instructions, the shares will be voted FOR Proposal Numbers 1, 2, and 3.

Please sign exactly as your name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  Please note any changes in your address in the space provided below.

TO VOTE ONLINE:  http://www.EarthstoneEnergy.com/2011_Meeting.php       EMAIL ADDRESS:________________________

Dated: _____________________

___________________________
SIGNATURE

___________________________
PRINT NAME

Change of Address (if applicable):                    __________________________________________

__________________________________________

__________________________________________

PLEASE SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE AS SOON AS POSSIBLE.

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS.     ☐

EARTHSTONE ENERGY, INC.

2011 EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1.   GENERAL

1.1           Purpose of the Plan.  Earthstone Energy, Inc. (the "Corporation"), by means of the Plan, seeks to attract, secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1.2 below, to provide incentives for such persons to exert maximum efforts for the growth and success of the Corporation and any Affiliate and to provide a means by which such eligible recipients may be give an opportunity to benefit from increases in the value of the Common Stock through the grant of Stock Awards.

1.2           Eligible Award Recipients.  The persons eligible to receive Awards are Employees and Consultants.

1.3           Available Awards.  The Plan provides for the grant of the following Awards: Restricted Stock Awards.

1.4.           Definitions.  In addition to any other definitions contained elsewhere in this Plan, the following definitions shall apply:

(a)           "Act" means the provisions of the Securities Exchange Act of 1934, as amended.

(b)           “Affiliate” means any parent corporation or subsidiary corporation of the Corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(c)           “Award” means any Restricted Stock granted under this Plan

(d)           "Board" or "Board of Directors" means the Board of Directors of the Corporation.

(e)           “Change of Control” means certain recapitalizations, mergers, consolidations, combinations or exchanges of Shares, sales of all or substantially all of the Corporation’s assets, liquidations, or similar corporate change.

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         Prior to the date of a Change in Control, the Plan shall be interpreted, administered and operated by the Board or designated Committee; on and after the date of a Change in Control, the Plan shall be interpreted, administered and operated by a group of individuals appointed by the Board or designated Committee as such group of individuals is constituted immediately prior to the Change in Control.

 (f)           "Code" means the Internal Revenue Code of 1986, as amended from time to time. A reference to a particular section of the Code includes any related Treasury Regulations and Internal Revenue Service guidance.

 (g)           "Committee" means the Compensation Committee composed of not less than two Outside Directors, in accordance with Section 162(m) of the Code, or Non-Employee Directors, in accordance with Rule 16b-3, or such other committee of the Board which shall succeed to the functions and responsibilities of the Committee.  Such members satisfy the independence requirements of the Qualitative Listing Requirements of the NASDAQ National Market with respect to Compensation Committees.

(h)           "Common Stock" means the common stock of the Corporation.

(i)           “Consultant” means any person, including an advisor, engaged by the Corporation or an Affiliate to render consultant or advisory services as an independent contractor and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Corporation or who are not compensated by the Corporation for their services as Directors.

(j)           "Corporation" means Earthstone Energy, Inc., a Delaware corporation or any successor thereto.

(k)           “Director” means a member of the Board of Directors of the Corporation.

(l)           “Disability” means a Participant’s inability to substantially perform his duties and responsibilities in connection with a Stock Award Agreement with the Corporation due to physical or mental illness or other disability for either three (3) or more consecutive months during any twelve-month period, or 120 calendar days during any calendar year as determined in good faith by the Board or the designated Committee.

(m)           “Employee” means any person, including Officers, employed by the Corporation or any Affiliate as determined under the rules contained in Code Section 3401.  Neither the services as a Director nor payment of a director’s fee by the Corporation or by any Affiliate shall be sufficient by itself to constitute “employment” by the Corporation or by the Affiliate.

(n)           “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

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(o)           "Participant" means an Employee or Consultant who has been selected to receive an Award or has an outstanding Award granted under the Plan.

(p)           “Performance Goals” means the performance goals established by the Board or designated Committee in connection with the grant of Awards intended to qualify for the performance-based compensation exemption from the corporate tax deductibility limitations imposed by Code Section 162(m), as provided in Section 5.4.

(q)           “Period of Restriction” means the period during with the restrictions are imposed on Shares of Restricted Stock pursuant to Article IV.

(r)           "Plan" mean the 2011 Equity Incentive Plan of the Corporation.

(s)           “Restricted Stock” means Shares granted under Article IV.

(t)           "Restricted Stock Award" means an Award of Shares of Common Stock which is granted pursuant to the terms and conditions of Article IV.

(u)           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(v)           “Shares” means shares of the Corporation’s Common Stock.

(w)           “Stock Award” means any right to receive Common Stock granted under the Plan, including a Restricted Stock Award.

(x)           “Stock Award Agreement” means a written agreement between the Corporation and a Participant evidencing the terms of a Stock Award.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

ARTICLE II.    ADMINISTRATION

2.1           Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2.3.

2.2           Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

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(a)           To determine from time to time (i) which of the persons eligible under the Plan shall be granted Awards; (ii) when and how each Award shall be granted; (iii) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (iv) the number of Shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(b)           To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

(c)           To settle all controversies regarding the Plan and Awards granted under it.

(d)           To accelerate the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time during which it will vest.

(e)           To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(f)           To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, to bring the Plan or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law, and subject to the last sentence of this Section 2.2(f).

However, except as provided in Section 5.1 relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of Shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Awards available for issuance under the Plan, but only to the extent required by applicable law or listing requirements.  Rights under any Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Corporation requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(g)           To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of   (i) Section 162(m) of the Code and the regulations thereunder, or (ii) Rule 16b-3.

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(f)           To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, the Participant’s rights under any Award shall not be materially impaired by any such amendment unless (i) the Corporation requests the consent of the affected Participant, and (ii) such Participant consents in writing.  Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code and the related guidance thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

(g)           Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Corporation and that are not in conflict with the provisions of the Plan or Awards.

2.3           Delegation to Committee.  The Board may delegate the administration of the Plan to the Committee.  If administration of the Plan is delegated to the Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.

The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest upon the Board some or all of the powers previously delegated.

2.4           Effect of Decisions.  All determinations, interpretations and constructions made by the Board and/or the Committee in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award thereunder.

2.5           Indemnification of Committee.  In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties' provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity at its own expense to handle and defend the same.

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ARTICLE III.    SHARES SUBJECT TO THE PLAN

3.1           Shares in the Plan.  Subject to the provisions of Section 5.1 relating to adjustments upon changes in stock, the amount of stock that may be issued pursuant to Awards under this Plan shall not exceed, in the aggregate, 150,000 Shares of the Common Stock of the Corporation.

3.2           Reversion of Shares.  To the extent any Shares subject to an Restricted Stock Award are forfeited, or otherwise canceled or expire or terminate, in whole or part, then such Shares  shall revert to and again become available for issuance under the Plan.  Shares awarded under the Plan with respect to which a Participant or other person received distributions or other benefits of ownership prior to the forfeiture of those Shares shall not revert to and become available for issuance under the Plan.  For this purpose, a distribution or other benefit of ownership does not include the exercise of voting right or the accumulation of distributions that are not realized with respect to a Share because of forfeiture under the terms and conditions of the Stock Award Agreement for that Share.  The Shares subject to the Plan may be unissued or reacquired Shares, bought on the market or otherwise.

3.3           Reservation of Shares.  The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.  The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Corporation of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

ARTICLE IV.    TERMS OF RESTRICTED STOCK AWARDS

4.1           General.  Subject to the Plan, Awards of Restricted Stock may be granted to Participants in such number, and upon such terms, and at any time and form as determined by the Board.

4.2           Nature of Award.  A Restricted Stock grant is made by the issuance to the Participant of the actual Shares represented by that grant, evidenced in such manner as the Board may deem appropriate.

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Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

4.3           Terms.  Each grant of Restricted Stock shall be evidenced by a Stock Award Agreement in such form and shall contain such terms and conditions as the Board shall deem appropriate.  No Award of Restricted Stock shall be a valid and binding obligation of the Corporation unless evidenced by a fully executed Stock Award Agreement or by communication with the Corporation in such manner as the Corporation may authorize.  The provisions of separate Awards of Restricted Stock need not be identical.  The terms and conditions may provide, in the discretion of the Board, for lapse of transfer restrictions or forfeiture provisions to be contingent on one or more of the continued performance of services, achievement of one or more specified Performance Goals, or other criteria.  The Board is not required to treat all Awards similarly.  In no event will the term of any such Award exceed five years.  Any vesting schedule can be accelerated at the discretion of the Board, unless otherwise specified in the Stock Award Agreement.

4.4           Transferability Restrictions. Shares of Restricted Stock granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction.  Except as otherwise provided in this Article IV, after the last day of the Period of Restriction, Shares of Restricted Stock covered by a Restricted Stock grant made under the Plan shall become freely transferrable by the Participant.  Once the Shares are released from the restrictions, the Participant shall be entitled to have any legend or stop transfer order removed.  During the Period of Restriction, no Shares of Restricted Stock shall be transferable pursuant to a domestic relations order or qualified domestic relations order as defined by Code Section 414(p) with respect to certain tax-qualified retirement plans.

Notwithstanding the foregoing, to the extent that the terms of a Stock Award Agreement provide for the vesting of an Award of Restricted Stock on death or disability, a Share of Restricted Stock shall be transferable by will or by the laws of descent and distribution and the Participant may designate, by delivering written notice to the Corporation, in a form satisfactory to the Corporation, a third party who, in the event of the death of the Participant, shall thereafter be entitled to receive the Shares.

4.5           Other Restrictions.  The Board shall impose such other restrictions on any Shares of Restricted Stock granted under the Plan as it may deem advisable and the Board may legend certificates representing Restricted Stock Shares or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.

4.6           Change of Control Provision.  If a Participant’s employment or services are  terminated in the event of a Change of Control or at any time during the one-year period after a Change in Control, the Board may, but is not required to, cause nonvested Shares of Restricted Stock issued under the Plan (i) to immediately vest, or (ii) otherwise be amended, or (iii) be substituted with equivalent Awards of the successor corporation.

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In this context, termination includes the voluntary resignation of a Participant within 90 days following material reduction ni the Participant’s compensation, material diminishment in Participant’s responsibilities, functions, duties or authority, or the relocation of the Participant’s workplace to a site over 35 miles away from the current site.

4.7           Termination, Death, Disability and Retirement.  Unless otherwise provided for in a specific Award, if the relationship between the Corporation and the Participant is terminated in connection with the retirement of the Participant, any nonvested portion of an outstanding Award will be forfeited by the Participant and no further vesting will occur.

Unless otherwise provided for in an Award, (i) upon the termination due to the Disability of a Participant, or (ii) upon the death of a Participant, any nonvested portion of an outstanding Award that has not vested will vest in full.

The Board may provide for the continuation of any Award for such period and upon such terms as it determines in the event the Participant ceases to be an Employee or Consultant to the Corporation.

4.8           Voting of Shares.  During the Period of Restriction, a Participant holding Shares of Restricted Stock granted under the Plan may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Stock Award Agreement.

4.9           Dividends and Other Distributions.  Subject to the provisions of the Article IV, during the Period of Restriction, a Participant holding Shares of Restricted Stock granted under the Plan shall be entitled to receive all dividends and other distributions paid with respect to such Shares as the Board may deem appropriate; provided, that any such dividend or other distribution will be paid no later than the date that is 2 ½ months after the close of the Corporation’s fiscal year.

Unless an Award of Restricted Stock provides otherwise as determined by the Board, all rights to such dividends and other distributions described above shall be subject to the same restrictions on transferability and forfeiture as the Shares of Restricted Stock with respect to which they were paid.  Notwithstanding the foregoing, no dividend (or dividend equivalent) that has been paid with respect to Restricted Stock shall be subject to return or recoupment by the Corporation.

ARTICLE V.    MISCELLANEOUS PROVISIONS

5.1       Adjustment Upon Changes in Common Stock.  In the event of any change in the number of Shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of Shares, sales of all or substantially all of the Corporation’s assets, liquidations, or similar corporate change (collectively referred to as “corporate events”), the Board shall make the following adjustments:

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(a)       Shares Available for Awards.  The maximum number of Shares of Common Stock with respect to which the Board may grant Awards under Article IV hereof shall be appropriately adjusted by the Board.  In the event of any change in the number of Shares of Common Stock outstanding by reason of any event or transaction other than a corporate event, the Board may, but need not, adjust the maximum number of Shares of Common Stock with respect to which the Board may grant Awards under Article IV hereof, in each case as the Board may deem appropriate.

(b)         Restricted Stock.  The type or number of Shares subject to an Award will be appropriately adjusted in the event of a subdivision or consolidation of Shares, payment of stock dividend or any other increase or decrease in the number of Shares effected without receipt of consideration by the Corporation, or in the event of a change of control or similar corporate change.  Such adjustments shall be made by the Board, whose determination shall be final and binding.

5.2       Consent Requirement.

(a)       No Plan Action without Required Consent. If the Board shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of Shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Board.

(b)       Consent Defined.  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Participant with respect to the disposition of Shares, or with respect to any other matter, which the Board shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

5.3           Compliance with Section 409A of the Code.  To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Stock Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code.  To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

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Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Board may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

5.4        Compliance with Section 162(m) of the Code.  To the extent that Section 162(m) of the Code places a cap on deductible compensation that may be paid to certain executives of publicly traded corporations, amounts that qualify as “performance based” compensation under Section 162(m)(4)(C) of the Code are exempt from the cap and do not count toward the limit.  Awards may or may not so qualify, depending on their terms.

5.5       Requirement of Notification of Election Under Section 83(b) of the Code.  If any Participant shall, in connection with the acquisition of Shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b) ), such Participant shall notify the Corporation of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

5.6       Withholding Taxes.  Whenever Shares of Restricted Stock vest pursuant to an Award under the Plan, the Corporation shall be entitled to require that the Participant remit to the Corporation an amount to satisfy all minimum statutory federal, state and other governmental tax withholding requirements related thereto.  With the approval of the Board, which the Board shall have sole discretion whether or not to give, the Participant may satisfy the foregoing condition by electing to have the Corporation withhold vested Shares having a value equal to the amount of tax to be withheld.  Such Shares shall be valued at their fair market value as of the date upon which such Shares of Restricted Stock vest.  Such a withholding election may be made with respect to all or any portion of the Restricted Stock vesting pursuant to an Award.

5.7      Right of Discharge Reserved.  Nothing in the Plan or in any Award shall confer upon any Participant the right to continue his or her employment or affect any right which the Corporation may have to terminate such employment or change the terms of such employment.

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5.8      Nature of Payments.

(a)       Consideration for Services Performed. Any and all Awards and issuances of Shares of Restricted Stock under the Plan shall be in consideration of services performed for the Corporation by the Participant.

(b)       Not Taken into Account for Benefits.  All such grants and issuances shall constitute a special incentive payment to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan that may be offered by the Corporation or under any agreement between the Corporation and the Participant, unless such Stock Award specifically otherwise provides.

5.9      Headings.  Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

5.10      Effective Date and Term of Plan.

(a)       Adoption; Stockholder Approval. The Plan was adopted by the Board on July 14, 2011, subject to approval by the Corporation’s stockholders.

(b)       Termination of Plan.  Unless sooner terminated by the Board or due to non-approval by the Corporation’s stockholders pursuant to Section 5.8(a), or upon all Shares reserved under the Plan having been awarded, the provisions of the Plan respecting the grant of Restricted Stock shall terminate on July 14, 2021, the tenth anniversary of the adoption of the Plan by the Board.

All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Stock Award Agreement.

5.11      Governing Law.  Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

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